SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 23, 2001

POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(612) 542-0500
(Registrant’s telephone number, including area code)

Item 7(c).          EXHIBITS.

      99.1              Presentation Materials.

Item 9.              REGULATION FD DISCLOSURE

                           Attached hereto is a copy of materials dated March 23, 2001 and prepared with respect to presentations to investors and others that may be made by Mr. Thomas C. Tiller, President and Chief Executive Officer, or other senior officers.  These materials are also available on the Company’s website at www.polarisindustries.com.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it behalf by the undersigned, thereunto duly authorized.

Date:  March  26, 2001

POLARIS INDUSTRIES INC.

/s/ Michael W. Malone
Michael W. Malone
Vice President – Finance,
Chief Financial Officer and
Secretary of Polaris Industries Inc